    As filed with the Securities and Exchange Commission on August 21, 1997
                                              Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                  ----------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                                  ----------

                            VIROPHARMA INCORPORATED
             (Exact name of registrant as specified in its charter)

           Delaware                                       23-2789550
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

       76 Great Valley Parkway
        Malvern, Pennsylvania                               19355
(Address of principal executive offices)                  (Zip Code)


                            VIROPHARMA INCORPORATED
                             1995 STOCK OPTION PLAN
                            (Full title of the plan)

                             CLAUDE H. NASH, Ph.D.
                     President and Chief Executive Officer
                            ViroPharma Incorporated
                            76 Great Valley Parkway
                          Malvern, Pennsylvania  19355
                    (Name and address of agent for service)

                                 (610) 651-0200
         (Telephone number, including area code, of agent for service)
                                  ----------

                        Copy of all communications to:

          DAVID R. KING, ESQUIRE              THOMAS F. DOYLE, ESQUIRE
        Morgan, Lewis & Bockius LLP           ViroPharma Incorporated
          2000 One Logan Square               76 Great Valley Parkway
          Philadelphia, PA 19103            Malvern, Pennsylvania 19355
              (215) 963-5000                       (610) 651-0200


                        CALCULATION OF REGISTRATION FEE

                                                   Proposed maximum    Proposed maximum
      Title of securities          Amount to be     offering price        aggregate          Amount of
        to be registered           registered(2)     per share (1)    offering price (1)  registration fee
Common Stock, $0.002 par value       1,035,780        $15.25             $15,799,534         $4,787.74
----------------------------------------------------------------------------------------------------------
Common Stock, $0.002 par value         142,290        $15.25             $ 2,169,923         $  657.55
----------------------------------------------------------------------------------------------------------
     Total                           1,178,070        $15.25             $17,969,457         $5,445.29
==========================================================================================================

(1) Estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee, based upon the average of the high and low sales prices of shares of Common Stock on August 19, 1997, as reported on the Nasdaq National Market.
(2) Pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers such additional shares as may hereinafter be offered or issued to prevent dilution resulting from stock splits, stock dividends, recapitalizations or certain other capital adjustments.

================================================================================
                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.
          ---------------------------------------

     The following documents, as filed by ViroPharma Incorporated (the "Registrant") with the Securities and Exchange Commission (the "Commission"), are incorporated by reference in this Registration Statement:

          (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1996.

          (b) The Registrant's Quarterly Reports on Form 10-Q for the quarter ended March 31, 1997 and the quarter ended June 30, 1997.

          (c) The description of the Common Stock of the Registrant contained in the Registrant's Registration Statement on Form 8-A, filed by the Registrant with the Commission on November 8, 1996 to register such securities under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered hereby have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that is also incorporated by reference herein) modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

     Experts
     -------

     The financial statements of ViroPharma Incorporated as of December 31, 1995 and 1996 and for the period from December 5, 1994 (inception) to December 31, 1994, the years ended December 31, 1995 and 1996 and for the period from December 5, 1994 (inception) to December 31, 1996, have been incorporated by reference herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. To the extent that KPMG Peat Marwick LLP audits and reports on financial statements of ViroPharma Incorporated issued at future dates, and consents to the use of their report thereon, such financial statements also will be incorporated by reference in this Registration Statement in reliance upon their reports and said authority.

ITEM 4.   DESCRIPTION OF SECURITIES.
          -------------------------

          Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.
          --------------------------------------

          Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.
          -----------------------------------------

     The Delaware General Corporation Law and the Registrant's By-laws provide for indemnification of the Registrant's directors and officers for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Registrant, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. Reference is made to the Registrants's By-laws filed as Exhibit 3.2 to the Registrants's Registration Statement on Form S-1 (File No. 333-12407).

     In addition, certain directors of the Registrant are parties to indemnification agreements with the Registrant. Pursuant to the agreements, such directors are to be indemnified against liabilities and expenses incurred in connection with their services to the Registrant to the fullest extent permitted by Delaware law. Such indemnification is subject to the directors meeting the applicable standard of care and to a determination to indemnify by a majority of disinterested directors (as defined in the agreements) or by independent counsel (also as defined in the agreements).

     The Underwriting Agreements between the registrant and the representatives of the underwriters in the Registrant's initial public offering and in the Registrant's subsequent public offering provides that the underwriters are obligated, under certain circumstances, to indemnify directors, officers and controlling persons of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Act"). Reference is made to the form of Underwriting Agreement filed as Exhibit 1 to the Registrants's Registration Statement on Form S-1 (File No. 333-12407) and to the form of Underwriting Agreement filed as Exhibit 1 to the Registrant's Registration Statement on Form S-1 (File No 333-30005) .

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.
          -----------------------------------

          Not applicable.

ITEM 8.   EXHIBITS.
          --------

     The following exhibits are filed as part of this Registration Statement. Where so indicated by footnote, exhibits which were previously filed are incorporated by reference . For exhibits incorporated by reference, the location of the exhibit in the previous filing is indicated in parentheses.

Exhibit
Number         Exhibit
------         -------

 5.1           Opinion of Morgan, Lewis & Bockius LLP

23.1           Consent of KPMG Peat Marwick LLP

23.2 Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1 hereto)

24.1 Power of Attorney (included on signature page of this Registration Statement)

99.1           ViroPharma Incorporated 1995 Stock Option Plan (1) (Exhibit 10.1)


_____________________
(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-12407).
                                      II-3

ITEM 9.   UNDERTAKINGS.
          ------------

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not
          --------  -------
apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with the Securities and Exchange Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        SIGNATURES AND POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Malvern, Pennsylvania, on August 21, 1997.

                              VIROPHARMA INCORPORATED


                              By: /s/ Claude H. Nash
                                 _____________________________________
                                 Claude H. Nash, Ph.D.
                                 President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     EACH PERSON IN SO SIGNING ALSO MAKES, CONSTITUTES AND APPOINTS CLAUDE H. NASH AND VINCENT J. MILANO, AND EACH OF THEM ACTING ALONE, HIS OR HER TRUE AND LAWFUL ATTORNEY-IN-FACT, WITH FULL POWER OF SUBSTITUTION, TO EXECUTE AND CAUSE TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, ANY AND ALL AMENDMENTS AND POST-EFFECTIVE AMENDMENTS TO THIS REGISTRATION STATEMENT, WITH EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, AND HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEY-IN-FACT OR HIS OR HER SUBSTITUTE OR SUBSTITUTES MAY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.


        Signature                     Capacity                   Date
        ---------                     --------                   ----

/s/ Claude H. Nash
-------------------------      President, Chief Executive    August 21, 1997
Claude H. Nash, Ph.D.          Officer and Chairman of the
                               Board  (Principal Executive
                               Officer)

/s/ Vincent J. Milano
-------------------------      Vice President, Finance and   August 21, 1997
Vincent J. Milano              Administration (Principal
                               Financial and Accounting
                               Officer)

/s/ Frank Baldino, Jr., Ph.D.
-----------------------------  Director                      August 21, 1997
Frank Baldino, Jr., Ph.D.


/s/ Steve Dow
-------------------------      Director                      August 21, 1997
Steve Dow


/s/ Jon N. Gilbert
-------------------------      Director                      August 21, 1997
Jon N. Gilbert

-------------------------      Director                      August 21, 1997
Ann H. Lamont


/s/ Christopher Moller, Ph.D.
-----------------------------  Director                      August 21, 1997
Christopher Moller, Ph.D.


/s/ Robert J. Glaser
-------------------------      Director                      August 21, 1997
Robert J. Glaser

                            VIROPHARMA INCORPORATED
                       REGISTRATION STATEMENT ON FORM S-8

                                 EXHIBIT INDEX
                                 -------------



Exhibit
Number         Exhibit
------         -------

 5.1           Opinion of Morgan, Lewis & Bockius LLP

23.1           Consent of KPMG Peat Marwick LLP

23.2 Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1 hereto)

24.1 Power of Attorney (included on signature page of this Registration Statement)

99.1           ViroPharma Incorporated 1995 Stock Option Plan (1) (Exhibit 10.1)



------------------------------
(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-12407).